UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: October 6, 2023
(Date of earliest event reported)

Firsthand Technology Value Fund, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	814-00830 (Commission File Number)	27-3008946 IRS Employer Identification Number)

150 Almaden Blvd., Suite 1250 San Jose, CA (Address of principal executive offices)		95113 (Zip Code)

(800) 976-8776
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)
[ ]	Pre-commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

[ ]	Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b–2 of this chapter).
[ ]	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 6, 2023, Firsthand Technology Value Fund, Inc. (NASDAQ: SVVC) (the “Fund” or “Firsthand”), notified the Nasdaq Stock Market LLC (“Nasdaq”) of the Fund’s decision to voluntarily delist its common stock from the Nasdaq Global Market and its intent to file a Form 25 with the U.S. Securities and Exchange Commission (the “SEC”) on or about October 16, 2023. As a result, the Fund expects the delisting of its common stock to become effective on or about October 26, 2023.

As previously noted in the Fund’s Current Report on Form 8-K filed with the SEC on May 3, 2023, and on the Fund’s Current Report on Form 8-K filed with the SEC on July 28, 2023, the Fund had received written notices from Nasdaq that the Fund was not in compliance with the minimum bid price and minimum market value of publicly held shares requirements, respectively, for continued listing on the Nasdaq Global Market.

After careful evaluation of the options available to the Fund, the Fund’s board of directors (the “Board”) has determined that the voluntary delisting of the Fund’s common stock from the Nasdaq Global Market is in the best interests of the Fund and its stockholders. The Board’s decision was based on careful review of several factors, including the likely inability of the company to regain compliance with the relevant Nasdaq listing rules and the significant costs associated therewith. In addition, the Board believes a delisting provides the Fund and its stockholders lower operating costs and management time commitment for compliance activities.

The Fund anticipates that its common stock will be quoted on the OTCQB or other market operated by OTC Markets Group Inc. (the “OTC”), and it intends to take such actions to enable its common stock to be quoted on the OTCQB or on another OTC market so that a trading market may continue to exist for its common stock. There is no guarantee, however, that a broker will continue to make a market in the common stock and that trading of the common stock will continue on an OTC market or otherwise.

At this time, the Fund is not taking steps to deregister as a public company under the Securities Exchange Act of 1934.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press Release dated October 6, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTHAND TECHNOLOGY VALUE FUND, INC.

October 6, 2023

	By:	/s/ KEVIN LANDIS
Kevin Landis
President